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               NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I

       SUPPLEMENT DATED SEPTEMBER 21, 1998 TO PROSPECTUS DATED MAY 6, 1998
                                       for
         NYLIAC SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

This Supplement describes the availability of a Guaranteed Minimum Death Benefit ("GMDB") rider. The Supplement provides information that a prospective investor should know before investing. Please read it carefully and retain it for future reference. This Supplement is not valid unless accompanied by the current prospectus for the Policies ("Policy Prospectus"). Terms used, but not defined, in this Supplement have the same meanings as in the Policy Prospectus.

The Policy Prospectus should be read in light of the following additional information:

1. The following line and subsection are added to the list of riders on page 4 under "RIDER BENEFITS" and on page 21 under "ADDITIONAL BENEFITS THROUGH RIDERS AND OPTIONS."

            - Guaranteed Minimum Death Benefit Rider

            Riders are subject to state regulatory approvals and may not be available in all states. In addition, the rider title and the requirements for any rider may vary by state. Please contact your registered representative to determine if the rider(s) is (are) available in your state.

2. The following subsection is added to page 22 immediately following the subsection titled "HOW THE RIDERS ARE AVAILABLE" under "ADDITIONAL BENEFITS THROUGH RIDERS AND OPTIONS."

      GUARANTEED MINIMUM DEATH BENEFIT RIDER

      As long as this rider is in effect and the benefit period has not expired, this rider guarantees that your Policy will never lapse due to its cash surrender value being insufficient to cover the current monthly deduction charges. Under this rider, if the amount of your monthly deduction charges is greater than the cash value of your Policy, we will deduct as much of the monthly deduction charges from the cash value as possible. We will then waive any excess amount of these charges including the charge for this and any other rider. Generally, this rider is available with a benefit period up to the younger insured's age 80 or 100. You may choose either expiry date as long as the benefit period is at least ten years.

      In exchange for the guarantee provided by this rider, you must make certain premium payments into your Policy. The premium you must pay under this rider is called the "monthly Guaranteed Minimum Death Benefit (GMDB) premium." You will find it on the Policy Data Page of your Policy. The monthly GMDB premium may change if you modify your Policy or any of the riders attached to your Policy. Although this premium is expressed as a monthly premium, you do not need to pay it on a monthly basis. Rather, we will perform a GMDB premium test each month to determine if you have made enough cumulative premium payments to keep the rider in effect.

            GMDB PREMIUM TEST (PERFORMED ON EACH MONTHLY DEDUCTION DAY)

Cumulative premium   less    Cumulative partial    must be at least    Cumulative monthly GMDB
payments to date             withdrawals to date   equal to            premiums from the Policy Date
                                                                       to the date the test is performed

                                FORM 22028 (998)

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      If your Policy does not satisfy the GMDB premium test and your Policy fails the test by an amount that is more than one monthly GMDB premium, we will notify you that your Policy has failed this test. The rider will terminate unless you make a premium payment in an amount necessary to pass the GMDB premium test before the next Monthly Deduction Day. If the rider terminates, we will reinstate it if we receive the required premium payment before the Monthly Deduction Day that follows the date the rider terminated. If the rider terminates during a period when the rider benefit is in effect, your Policy will enter the late period and will lapse unless the required payment is made.

      Having this rider affects your ability to take Policy loans in the following way:

        (a) If you take a loan during the first two Policy Years, this rider will end.

        (b) After the first two Policy Years, you may take loans within certain limits. On the day you take a loan (or when any unpaid loan interest is charged as an additional loan), the cash surrender value of your Policy less the new loan and the amount of any current outstanding loan balance must be greater than the cumulative monthly GMDB premiums which were required up to the time you take the loan, accumulated at an annual effective interest rate of 6.0%, as of that date.

      AVAILABILITY:
      Beginning September 21, 1998, in states where available, you may select this rider when you apply for the Policy.

      For Policies applied for prior to September 21, 1998, you have the option to make the GMDB rider part of your Policy until December 21, 1998 and before the first Policy anniversary. In those states where the GMDB rider is not yet available, we will notify you when it is approved in your state. You will then have the option to make the GMDB rider part of your Policy within 90 days of its availability as long as it is prior to the first Policy anniversary. When you apply for the rider, it will be made part of the Policy as of the Policy Date. No charges for the GMDB rider will be deducted from the cash value for the coverage period from the Policy Date to the Monthly Deduction Day following the addition of the rider to your Policy. We will perform the GMDB premium test for each month from the Policy Date to the Monthly Deduction Day following the date this rider becomes part of your Policy. When you apply, we will notify you if any additional premium payment is required to satisfy the GMDB premium test.

      This rider is not available on a Policy with a Supplementary Term
      Rider.

3. The following subsection is added to page 42 at the end of the first paragraph of the section titled "RIDER CHARGES."

            Guaranteed Minimum Death Benefit Rider Charge

                  If you choose this rider, we will deduct a charge equal
            to $0.01 per $1000 multiplied by the sum of your Policy's face amount and the face or benefit amount of any riders. The face or benefit amount of a rider is the amount that is multiplied by the cost of insurance for that rider.

4. The following line is added to page B-1 under the section for the State of Maryland in APPENDIX B: VARIATIONS BY JURISDICTION.

            - Additional Benefits through Riders - The GMDB rider is called the Guaranteed No Lapse Benefit Rider.

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Issued by:                                            Distributor:
New York Life Insurance and Annuity Corporation       NYLIFE Distributors Inc.,
(A Delaware Corporation)                              Member NASD
51 Madison Avenue, New York, New York 10010

                                FORM 22028 (998)